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                                                                    Exhibit 99.2




                                                      May 13, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

      We have been provided with and have reviewed Item 4 of the Current Report on Form 8-K of Gerald Stevens, Inc., filed May 17, 1999, and are in agreement with the statements contained in the first and second sentences of the first paragraph, and all three sentences in the second paragraph on page 3 therein. We have no basis upon which to agree or disagree with other statements of the registrant contained therein.


                                                      ERNST & YOUNG LLP